REVENUE	12 Months Ended
Dec. 31, 2021
REVENUE
REVENUE
17.	REVENUE

As at December 31, 2021, the mine at the Camino Rojo Project was under construction. We have chosen to early adopt the amendments in IFRS 16 “Property, Plant, and Equipment”, pursuant to which proceeds from metal sales occurring before the mine comes in commercial production and is available for use should be recognized in profit or loss, together with the costs of producing those items. We measured the costs of producing this metal, while the mine was under construction, in accordance with IAS 2 “Inventories”.

Revenue by significant product type:

	2021	2020
Gold	$4,094	$—
Silver	30	—
Subtotal	4,124	—
Refining and transportation	(33)	—
	$4,091	$—

Revenue recognized during the year ended December 31, 2021 is from one external customer.